UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2010 (March 10, 2010)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Change in Control Agreement Amendments

Kaman Corporation or a subsidiary (collectively, the Company) has entered into amendments of existing change in control agreements with the following executive officers:

Neal J. Keating	Chairman, President and Chief Executive Officer, Kaman Corporation
William C. Denninger	Senior Vice President and Chief Financial Officer, Kaman Corporation
Gregory L. Steiner	President, Kaman Aerospace Group, Inc.
T. Jack Cahill	President, Kaman Industrial Technologies Corporation
Candace A. Clark	Senior Vice President, Chief Legal Officer and Secretary
Ronald M. Galla	Senior Vice President and Chief Information Officer

The amendments serve to end or limit each executive’s right under existing change in control agreements to receive credit for additional years of service under the Company’s Supplemental Employees’ Retirement Plan (“SERP”) in the event severance benefits become payable after a change in control (as defined in the change in control agreements which have been previously filed with the Securities and Exchange Commission). The amendments are the result of actions taken at the February 2010 meetings of the Company’s Board of Directors (the “Board”) and the Personnel & Compensation Committee (the “Committee”) in connection with the Company’s tax-qualified defined benefit plan (the “Pension Plan”) and SERP. Specifically, at its February 23, 2010 meeting, the Board approved amendments to the Pension Plan (the “Pension Plan Amendment”) and the SERP (the “SERP Amendment”) in order to limit both (a) future participation in the plans, and (b) the pay and years of service taken into account in determining benefits under the plans. The Pension Plan Amendment and the SERP Amendment apply to the executive officers listed above.

The Pension Plan Amendment closes the Pension Plan to all new hires on or after March 1, 2010.  Under the Pension Plan Amendment, existing employees will continue to participate, however, (1) changes in pay will be taken into account for benefit calculation purposes only until the end of calendar year 2010, after which no further changes will be taken into account; (2) the benefit formula will be improved to use the highest five years out of the last ten years of service up to December 31, 2010, whether or not consecutive; and (3) years of service (as defined by the Pension Plan) will continue to be added for purposes of benefit calculations through December 31, 2015 with no further accumulation of service thereafter unless needed to achieve vesting under the Plan. These changes have no impact upon individuals who are already retired or have terminated employment and were vested in their pension benefit.

The SERP Amendment contains the changes necessary for the SERP to be consistent with the Pension Plan Amendment except that the SERP already provides for the use of non-consecutive years of service for benefit calculation purposes. As a result of the SERP Amendment, participating executives will realize a reduced retirement income. After obtaining the advice of its independent consultant, the Committee determined at the February 2010 meeting that that this reduction would result in a less than competitive total compensation package and that this reduction should be re-allocated to performance-based elements of the total compensation package in the best interests of shareholders. Therefore, the Committee approved increases to the 2010 long term incentive program (“LTIP”) award targets for each participant, including the executive officers listed above. LTIP awards are a feature of the Company’s 2003 Stock Incentive Plan. The Company, with the assistance of its actuaries, has estimated that if the new target LTIP award is earned each year, the additional LTIP payment would be substantially equivalent to the retirement benefit that would have been earned but for the suspension of the SERP. If the LTIP performance goals are not met, the amount earned pursuant to the new LTIP targets would be less than that which would have been received under the SERP.

In addition, the Committee has conditioned these increased 2010 LTIP award targets upon each participating executive’s agreement to end his or her right under existing change in control agreements to receive credit for an additional two (2) (or three (3) in the case of Mr. Keating) years of continuous service credit under the SERP in the event severance benefits become payable after a change in control (as defined in the change in control agreement), with the sole exception that executives with less than five (5) years of service can receive credit for such continuous service to the extent necessary to attain vesting for pension plan purposes (which is 5 years of continuous service). Each of the executive officers listed above has signed an amendment to his/her existing change in control agreement to end this right (as to Messrs. Cahill and Galla, and Ms. Clark) or limit this right to a receipt of service credit to the extent needed to achieve vesting under the Pension Plan (as to Messrs. Keating, Denninger, and Steiner).  Otherwise, all of the amendments are identical.

Copies of the following amendments are attached hereto as the Exhibit indicated:

Neal J. Keating	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Neal J. Keating and Kaman Corporation dated March 10, 2010	10.1

William C. Denninger	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between William C. Denninger and Kaman Corporation dated March 10, 2010	10.2

Gregory L. Steiner	First Amendment to the Kaman Aerospace Group, Inc. Amended and Restated Change in Control Agreement between Gregory L. Steiner and Kaman Aerospace Group, Inc. dated March 11, 2010	10.3

T. Jack Cahill	First Amendment to the Kaman Industrial Technologies Corporation Amended and Restated Change in Control Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation dated March 11, 2010	10.4

Candace A. Clark	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Candace A. Clark and Kaman Corporation dated March 10, 2010	10.5

Ronald M. Galla	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Ronald M. Galla and Kaman Corporation dated March 10, 2010	10.6

The above summary of the change in control agreement amendments does not purport to be complete and is subject to and qualified in its entirety by reference to each change in control agreement amendment.

Item 9.01       Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Neal J. Keating and Kaman Corporation dated March 10, 2010

Exhibit 10.2	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between William C. Denninger and Kaman Corporation dated March 10, 2010

Exhibit 10.3	First Amendment to the Kaman Aerospace Group, Inc. Amended and Restated Change in Control Agreement between Gregory L. Steiner and Kaman Aerospace Group, Inc. dated March 11, 2010

Exhibit 10.4
First Amendment to the Kaman Industrial Technologies Corporation Amended and Restated Change in Control Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation dated March 11, 2010

Exhibit 10.5	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Candace A. Clark and Kaman Corporation dated March 10, 2010

Exhibit 10.6	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Ronald M. Galla and Kaman Corporation dated March 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: March 16, 2010

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 10.1	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Neal J. Keating and Kaman Corporation dated March 10, 2010

Exhibit 10.2	Second Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between William C. Denninger and Kaman Corporation dated March 10, 2010

Exhibit 10.3	First Amendment to the Kaman Aerospace Group, Inc. Amended and Restated Change in Control Agreement between Gregory L. Steiner and Kaman Aerospace Group, Inc. dated March 11, 2010

Exhibit 10.4
First Amendment to the Kaman Industrial Technologies Corporation Amended and Restated Change in Control Agreement between T. Jack Cahill and Kaman Industrial Technologies Corporation dated March 11, 2010

Exhibit 10.5	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Candace A. Clark and Kaman Corporation dated March 10, 2010

Exhibit 10.6	First Amendment to the Kaman Corporation Amended and Restated Change in Control Agreement between Ronald M. Galla and Kaman Corporation dated March 10, 2010